UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 April 23, 2003



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                       74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

Item 5.OTHER EVENTS

See attached Press Release

The following exhibits are filed as part of this report:

NUMBER                                     DOCUMENT

99.1                                   Press release dated April 22, 2003

                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                     By: ___________________________________
                         Chris Williford
                         Executive Vice President, Chief Financial
                         Officer and Treasurer


Dated:   April 23, 2003

                                                                 Exhibit 99.1

                                    NEWS RELEASE

           ABRAXAS ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENTS

SAN ANTONIO, TX (April 22, 2003) - Abraxas Petroleum Corporation (AMEX:ABP) today announced that the SEC has declared two Abraxas registration statements effective. The registration statements were filed with the SEC with respect to the shares of common stock and notes that were issued in a private exchange offer in connection with Abraxas' financial restructuring in January of 2003. These registration statements were filed in accordance with a registration rights agreement that Abraxas entered into in connection with the financial restructuring.

The first registration statement declared effective is a Registration Statement on Form S-1 filed with the SEC on February 7, 2003, as amended by Amendment No. 1 to Form S-1 filed with the SEC on April 17, 2003 (together, the "Shelf Registration Statement"). The effectiveness of the Shelf Registration Statement will allow holders of the shares of common stock (which are listed on the American Stock Exchange) and the 11 1/2% Secured Notes due 2007, Series A, issued on January 23, 2003, to be freely traded, provided that the seller of any such securities must deliver a final prospectus to the buyer. Final prospectuses may be obtained by selling security holders from Abraxas by calling or e-mailing Abraxas at the contact set forth below. Abraxas may supplement or amend the Shelf Registration Statement and the final prospectus from time to time.

The second registration statement declared effective is a Registration Statement on Form S-4 filed with the SEC on February 7, 2003, as amended by Amendment No. 1 to Form S-4 filed with the SEC on April 17, 2003 (together, the "Exchange Offer Registration Statement"). The effectiveness of the Exchange Offer Registration Statement will allow Abraxas to commence an offer to exchange new registered 11 1/2% Secured Notes due 2007, Series B, for all of the currently outstanding 11 1/2% Secured Notes due 2007, Series A. The exchange offer will commence on April 23, 2003 and will expire on May 23, 2003, subject to extension by Abraxas. Upon completion of the exchange offer, a holder of Series B notes will be permitted to freely transfer the notes without being required to deliver a prospectus, unless such holder is an affiliate of Abraxas or is a broker-dealer under the circumstances described in the exchange offer materials. Exchange offer materials will be provided to the registered holders of the Series A notes by U.S. Bank, N.A., the exchange agent for the exchange offer.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE ANY SECURITIES OF ABRAXAS. ANY SUCH OFFER OR SOLICITATION WILL BE SUBJECT TO CERTAIN CUSTOMARY CONDITIONS AND WILL BE MADE ONLY BY FINAL PROSPECTUS AND/OR EXCHANGE OFFER MATERIALS, AS APPLICABLE, WHICH HAVE BEEN FILED WITH THE SEC.

Abraxas Petroleum Corporation is a San Antonio-based crude oil and natural gas exploitation and production company. The Company operates in Texas, Wyoming and western Canada.



Safe Harbor for forward-looking statement: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by the Company for crude oil and natural gas. In addition, the Company's future crude oil and natural gas production is highly dependent upon the Company's level of success in acquiring or finding additional reserves. Further, the Company operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond the Company's control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in the Company's filing with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Chris Williford, EVP/CFO
Telephone 210.490.4788
cwilliford@abraxaspetroleum.com
www.abraxaspetroleum.com